UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2007

CONSOLIDATED CAPTIAL PROPERTIES IV

 (Exact name of Registrant as specified in its charter)

            California

  0-11002

  94-2768742

 (State or other jurisdiction

(Commission

     (I.R.S. Employer

 of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets.

Consolidated Capital Properties IV, a California limited partnership (the “Registrant”), owns a 100% interest in ConCap Citadel Associates, Ltd., a Texas limited partnership (the “Partnership”).  The Partnership owns Citadel Apartments (“Citadel”), a 261-unit apartment complex located in El Paso, Texas. On March 30, 2007, the Registrant sold Citadel to third parties, EPT Citadel Vista Village Apartments, LLC, a Texas limited liability company and MLK Citadel Ltd, a Texas limited partnership, both of which are affiliates of Cash Investments of El Paso, LLC, a Texas limited liability company (the “Purchaser”).  The Purchaser purchased Citadel along with one other apartment complex, which was owned by an entity affiliated with the general partner of the Registrant. The total sales price for Citadel and the other apartment complex was $19,500,000, of which $12,250,000 represents the portion of the sales price allocated to Citadel.

The Registrant also owns Lake Forest Apartments (“Lake Forest”), a 312-unit apartment complex located in Omaha, Nebraska and a 100% interest in Apartment Associates, Ltd (“Associates”), which owns The Apartments (“Apartments”), a 204-unit apartment complex located in Omaha, Nebraska.  On April 3, 2007, the Registrant sold Lake Forest to a third party, 11402 Evans Omaha LLC, an Iowa limited liability company (“Evans”) and Apartments to a third party, 7349 Grant Omaha LLC, an Iowa limited liability company (“Grant”).  Both Evans and Grant are affiliates of Northview Realty Group, Inc., a Canadian corporation (the “Purchaser”).  The Purchaser purchased Lake Forest and Apartments, along with one other apartment complex, which was owned by an entity affiliated with the general partner of the Registrant. The total sales price for Lake Forest and Apartments and the other apartment complex was $28,800,000, of which $13,500,000 and $8,100,000 represents the portion of the sales price allocated to Lake Forest and Apartments, respectively.

The Registrant continues to own and operate eight other investment properties. In accordance with the terms of the Registrant’s partnership agreement, the Registrant’s general partner is currently evaluating the cash requirements of the Registrant to determine what portion of the sale proceeds will be available to distribute to the Registrant’s limited partners.

Item 9.01

Financial Statements and Exhibits

(b)

Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflects the operations of the Registrant as if the above named properties had been sold on January 1, 2006.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s 2006 Annual Report on Form 10-KSB.

PRO FORMA BALANCE SHEET

(in thousands)

December 31, 2006

All other assets	$ 6,667
Investment property, net	52,540

Total Assets	$ 59,207

All other liabilities	$ 7,257
Mortgage note payable	70,155
Partners’ deficit	(18,205)

Total Liabilities and Partners’ Deficit	$ 59,207

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

Year Ended
December 31, 2006

Total revenues	$ 19,133
Total expenses	18,671

Net income	$ 462

Net loss per limited partnership interest	$ 1.29

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Capital Properties IV

(a California limited partnership)

By:

ConCap Equities, Inc.

General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

 Date:  April 5, 2007